EXHIBIT 99.1

            GOLDMAN Computational Materials and/or ABS Term Sheet.



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                                                           CWALT DEAL JULY 6                     15:30 Wednesday, July 21, 2004   1
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.
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Pg   Pool Classification                           Loans       Sched Balance  Gross WAC    Net WAC  Orig WA  ST WAM  Am WAM     Age
-----------------------------------------------------------------------------------------------------------------------------------
0001 All Loans                                      477        $243,075,401       6.365     6.103      358     358     357       1
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 *** TOTALS ***                                     477        $243,075,401
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Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United
Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by
Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Ptc. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The
Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul,
Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S.
affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to
non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment.
In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.



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Project:          CWALT DEAL JULY 6                                                     July 21, 2004    15:30 PAGE 0001
Deal              All Loans

------------------------------------------------------------------------------------------------------------------
Loans|    Sched Balance| Gross WAC|  Net WAC|Orig WA| ST WAM| Am WAM|     Age|     OLTV| Comb LTV|   FICO|    DTI|
------------------------------------------------------------------------------------------------------------------
| 477|     $243,075,401|     6.365|    6.103|    358|    358|    357|       1|     70.4|     73.0|    693|  36.51|
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|Gross Rate           |Sched Balance             |Orig Term             |St Term              |St AM Term           |Age        |
---------------------------------------------------------------------------------------------------------------------------------
|5.25 - 5.49%     0.16|  $75,001-$100,000    0.03|181  - 240 Mont   1.19|181 - 240 Mont   1.19|Other/Unknown    6.16|  0   46.72|
|5.50 - 5.749%    7.37| $100,001-$120,000    0.05|241  - 300 Mont   0.15|241 - 300 Mont   0.15|166 - 170  Mont  0.10|  1   39.45|
|5.75 - 5.99%    13.96| $120,001-$140,000    0.05|356  - 360 Mont  98.65|346 - 350 Mont   0.47|181 - 240  Mont  1.19|  2   11.70|
|6.00 - 6.249%   12.77| $140,001-$160,000    0.12|                      |351 - 355 Mont   0.20|241 - 300  Mont  0.15|  3    1.47|
|6.25 - 6.49%    16.85| $200,001-$250,000    0.20|                      |356 - 360 Mont  97.98|346 - 350  Mont  0.63|  5    0.20|
|6.50 - 6.749%   24.65| $250,001-$300,000    0.10|                      |                     |351 - 355  Mont  0.20| 12    0.32|
|6.75 - 6.99%    17.94| $300,001-$350,000    5.77|                      |                     |356 - 360  Mont 91.55| 13    0.15|
|7.00 - 7.249%    3.80| $350,001-$400,000   19.88|                      |                     |                     |           |
|7.25 - 7.49%     1.65| $400,001-$450,000   12.59|                      |                     |                     |           |
|7.50 - 7.749%    0.48| $450,001-$500,000   13.74|                      |                     |                     |           |
|7.75 - 7.99%     0.23| $500,001-$550,000    6.92|                      |                     |                     |           |
|8.00 - 8.249%    0.14| $550,001-$600,000    8.14|                      |                     |                     |           |
|                     | $600,001-$650,000   11.51|                      |                     |                     |           |
|                     | $650,001-$700,000    1.40|                      |                     |                     |           |
|                     | $700,001-$750,000    1.20|                      |                     |                     |           |
|                     | $750,001-$800,000    3.57|                      |                     |                     |           |
|                     | $800,001-$900,000    2.84|                      |                     |                     |           |
|                     | $900,001-$1000,00    3.13|                      |                     |                     |           |
|                     | $1.0M - $1.25M       1.00|                      |                     |                     |           |
|                     | $1.25M - $1.5M       4.73|                      |                     |                     |           |
|                     | $2.0M - $2.25M       0.92|                      |                     |                     |           |
|                     | $2.25M - $2.5M       0.94|                      |                     |                     |           |
|                     | $2.75M - $3.0M       1.15|                      |                     |                     |           |
|                     |                          |                      |                     |                     |           |
|                     |                          |                      |                     |                     |           |
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--------------------------------------------------------------------------------------------------
|Geography            |Orig LTV              |Comb LTV              |FICO           |Product      |
--------------------------------------------------------------------------------------------------
|California      55.83| 0.01-50.00%      7.68| 0.01-50.00%      7.52|560-579    0.23|FIXED  100.00|
|New York         6.03| 50.01-60.00%    10.40| 50.01-60.00%     9.77|580-599    0.74|             |
|New Jersey       5.88| 60.01-65.00%     8.97| 60.01-65.00%     7.20|600-619    1.84|             |
|Nevada           3.48| 65.01-70.00%    18.69| 65.01-70.00%    17.07|620-649   15.40|             |
|Florida          2.83| 70.01-75.00%    11.69| 70.01-75.00%     8.80|650-699   45.03|             |
|Virginia         2.80| 75.01-80.00%    36.33| 75.01-80.00%    28.38|700-749   20.17|             |
|Massachusetts    2.44| 80.01-85.00%     1.15| 80.01-85.00%     1.87|750-799   15.22|             |
|Texas            2.34| 85.01-90.00%     3.57| 85.01-90.00%    14.23|800+       1.38|             |
|Connecticut      2.28| 90.01-95.00%     1.53| 90.01-95.00%     2.71|               |             |
|*More*          16.09|                      |*More*            2.46|               |             |
                      |                      |                      |               |             |
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------------------------------------------------------------------------------------------------------------------------------------
 Property Type       |Purpose              |Occupancy                |Docs           |Units     |DTI            |MI
------------------------------------------------------------------------------------------------------------------------------------
Single Family   68.23|Purchase        50.35|Primary Residence   91.18|Limited   58.64| 1   95.42| Missing   0.34|OLTV LT 80   93.76|
PUD             19.98|Cash Out Refi   30.55|Investor Property    7.66|Full      23.35| 2    3.87| 0.01-10.00%      1.09|CMAC   1.46|
2-4 Family       4.58|Rate Term Refi  19.09|Secondary Residence  1.17|Alt       10.46| 3    0.70| 10.01-20.00%     5.58|UGI    1.35|
Low-rise Condo   3.70|                     |                         |Others     7.55|          | 20.01-30.00%    15.58|GE     0.89|
Hi-rise Condo    3.52|                     |                         |               |          | 30.01-40.00%    42.30|MGIC   0.60|
                     |                     |                         |               |          | 40.01-50.00%    26.83|Lender 0.52|
                     |                     |                         |               |          | 50.01-60.00%     8.28| Paid      |
                     |                     |                         |               |          |                      |Triad  0.49|
                     |                     |                         |               |          |                      |RMIC   0.43|
                     |                     |                         |               |          |                      |PMI    0.33|
                     |                     |                         |               |          |                      |MI CO.
                     |                     |                         |               |          |                      | NOT
                     |                     |                         |               |          |                      |LISTED 0.17|
                     |                     |                         |               |          |                      |           |
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----------------------------------------------------------
|Prepay Flag              |Self Employ    |IO Flag       |
----------------------------------------------------------
|N                   97.88|N         58.07|N        93.84|
|Y                    2.12|Y         41.93|Y         6.16|
|                         |               |              |
|                         |               |              |
|                         |               |              |
|                         |               |              |
|                         |               |              |
|                         |               |              |
----------------------------------------------------------




Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United
Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by
Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Ptc. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The
Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul,
Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S.
affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to
non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment.
In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


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